EXHIBIT 99.1

FSMT 2018-1

JG 88909296 B
G7
FEDERAL
THIS NOTE IS LEGAL TENDER FOR ALL DEBTS, PUBLIC AND PRIVATE

January 10, 2018
Due Diligence Narrative Report

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FSMT 2018-1 Due Diligence Narrative Report Page | 0 January 10, 2018

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FSMT 2018-1 Due Diligence Narrative Report Page | 1 January 10, 2018

CLAYTON CONTACT INFORMATION
Client Service Management:

•	Leslie Lentz Client Service Manager
Phone: (813) 261-8905/E-mail: llentz@clayton.com

•	Joe Ozment Director of Securitization
Phone: (813) 261-0733/E-mail: jozment@clayton.com

OVERVIEW

On behalf of Flagstar Bank, Clayton conducted an independent third-party pre-securitization due diligence review of residential loans selected for the FSMT 2018-1 transaction. The loans referenced in this narrative report were reviewed on a flow basis from October 2016 to November 2017 at Clayton’s centralized underwriting facilities in Tampa, FL. This narrative report provides information about the origination channel, the scope of work performed by Clayton, and the results of Clayton’s review.

ORIGINATORS

Origination channels for the loans in this review:

Origination Channel	Loan Count	Percentage
Broker	46	13.86%
Correspondent Bulk	10	3.01%
Correspondent Flow with delegated underwriting	108	32.53%
Correspondent Flow without delegated underwriting	147	44.28%
Retail	21	6.33%
Total	332	100.00%

CLAYTON’S THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK

The scope of work for 332 loans in this transaction consisted of credit, property valuation, and regulatory compliance reviews, plus a data integrity check, and were performed in accordance with rating agency1 loan level review standards in place as of the date of the review. This is referred to as a “Full Review.”
Compliance Only Review for 427 loans not selected for full review Clayton performed a Regulatory Compliance Review without ATR/QM component.

1 Standard and Poor’s, Moody’s, Fitch, Kroll , DBRS , Moody’s & Morningstar

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FSMT 2018-1 Due Diligence Narrative Report Page | 2 January 10, 2018

SAMPLING

Flagstar provided a tape on 10/16/2017 of 822 loans and requested Clayton pull a random sample of 250 loans (30.41%). It is noted that 14 loans in the sample population were previously reviewed by Clayton. It is noted that 31 loans in the non-sampled portion were previously reviewed by Clayton and results are provided and noted under Full Review - Previously Review by Clayton.
On 11/29/2017 Flagstar requested an additional sample of 5 loans (30.41%) from a tape of 15 loans previously reviewed by Clayton.
Flagstar provided a list of 88 loans that they request a full file review on 11/14/2017 that were not part of the original 250 loan sample.
For the remaining loans not sampled for a full review, Clayton performed a Compliance Only Review without ATR/QM (see scope applied in the table below)

Clayton was informed by Flagstar that Flagstar dropped 78 loans from the pool for various reasons.

Review Type Loan Counts:

Review Type	Loan Count Reviewed by Clayton	Scope Applied
Full Review - Random Sample	234	Clayton performed a Full Review based on the scope described below in the section titled “TPR Component Review Scope”.
Full Review - Previously reviewed by Clayton	24	Clayton performed a Full Review based on the scope described below in the section titled “TPR Component Review Scope”.
Full Review - Targeted Sample	74	Clayton performed a Full Review based on the scope described below in the section titled “TPR Component Review Scope”.
Compliance Review Only	427	Clayton performed a Full Reviewed based on the scope descripted below in the section title “TPR Component Review Scope - Regulatory Compliance Review” without ATR/QM component.
Total Loan Population	759

SPONSOR ACQUISITION CRITERIA
The jumbo fixed loans were originated to Flagstar’s guidelines

Flagstar/Jumbo Fixed - 5413/04/2017
Flagstar/Jumbo Fixed - 5413/05/2017
Flagstar/Jumbo Fixed - 5413/06/2017
Flagstar/Jumbo Fixed - 5413/06/2017
Flagstar/Jumbo Fixed 5413/7/2017
Flagstar/Jumbo Fixed 5413/9/2017

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FSMT 2018-1 Due Diligence Narrative Report Page | 3 January 10, 2018

Agency eligible loans were underwritten and documented in accordance with Fannie Mae and Freddie FHLMC guidelines, Flagstar’s overlays to such guidelines, where applicable, and utilizing Fannie Mae’s or Freddie Mac’s automated underwriting system findings reports, as applicable.

Flagstar/Conventional Guidelines 6000 NHS (5.05.17)/5/2017
Flagstar/Conventional Guidelines 6000 NHS (5.22.17)/5/2017
Flagstar/Conventional Guidelines 6000 NHS (8.11.16)/8/2016
Flagstar/Conventional Guidelines 6000 NHS (8.22.16)/8/2016
Flagstar/Conventional Guidelines 6000 NHS (9.26.16)/9/2016
Flagstar/Conventional Guidelines 6000 NHS/6/2017
Flagstar/Conventional Guidelines 6000 NHS/7/2017
Flagstar/Conventional Guidelines 6000 NHS/8/2017
Flagstar/Fannie Mae High Balance 5346/4/2017
Flagstar/Fannie Mae High Balance 5346/5/2017
Flagstar/Fannie Mae High Balance 5346/7/2017
Flagstar/Freddie Mac Super Conforming 5347/5/2017
Flagstar/Freddie Mac Super Conforming 5347/6/2017 Lending Space/Delegated Conventional Overlay/6/2017

LOAN GRADING
The Sponsor Acquisition Criteria referenced above served as the benchmark for grading loans from a credit underwriting, property valuation and regulatory compliance perspective, as applicable. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade takes into account additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Clayton’s loan grading is solely based on Clayton’s independent assessment of all guideline exceptions and compensating factors for each of the component reviews. Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades, and sets forth compensating factors and waivers.

Clayton’s loan grading complied with the following rating agency grading definitions published by Moody’s, Standard and Poor’s, Fitch, Kroll, DBRS and Morningstar:

Grade Description	Credit		Property Valuations		Compliance
	Multiple*	S&P	Multiple*	S&P	Multiple*	S&P
No exceptions noted	A	CA	A	VA	A	RA
Satisfied (previously material) exceptions	A	CA	A	VB	A	RA
Non-material exceptions noted	B	CB	B	VB	B	RB
Material, exceptions noted	C	CC	C	VC	C	RC
Material documentation missing	D	CD	D	VD	D	RD
* This grade definition is used by multiple entities, including Moody's, Kroll, DBRS, Fitch & Morningstar

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FSMT 2018-1 Due Diligence Narrative Report Page | 4 January 10, 2018

TPR COMPONENT REVIEW SCOPE

Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

CREDIT REVIEW
Clayton’s Credit scope of review conducted on this transaction included the following elements (for more detail, please refer to Appendix A and to the guidelines cited above):

▪	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Sponsor Acquisition Criteria cited above;

▪	Re-calculated LTV, CLTV, income, liabilities, and debt-to-income ratios (DTI) and compared these against the Sponsor Acquisition Criteria;

▪	Analyzed asset statements in order to determine whether funds to close and reserves were within Sponsor Acquisition Criteria;

▪	Confirmed that credit scores (FICO) and credit histories were within Sponsor Acquisition Criteria;

▪	Evaluated evidence of borrower’s willingness and ability to repay the obligation;

▪	A Third party anti-fraud tool was provided for loan with 70% LTV or greater. A limited fraud report was provided for loans with LTV less than 70%.

▪	A NMLS search was run within our priority due diligence system. (Nationwide Mortgage Licensing System and Registry (“NMLS”))

▪	First Time Home Buyer Purchase was determined using any borrower is classified as First Time Home Buyer.

PROPERTY VALUATION REVIEW

Clayton’s Property Valuation scope of review conducted on this transaction included the following elements:

▪	Original Appraisal Assessment

–	Clayton reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

–	For more detail on the original appraisal review scope and desk review definitions, please refer to Appendix B and to the guidelines cited above.

–	12 loans had an additional second appraisal and 1 loan had a field review.

▪	Value Supported Analysis
Clayton applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (332 loans):

–
321 loans had Desktop Reviews were performed by Clear Capital (CDA’s). On 321 Loans, the Desktop reviews performed by Clear Capital were provided to Clayton by the Aggregator. Clayton did not have independent access to the Clear Capital CDAs.

–
If a loan with a Desktop Review fell outside of a -10% tolerance, then a Field Review 2055 Exterior or BPO was completed. If this was outside of the -10% tolerance then a 2 or 3 Point Reconciliation was completed to support the final conclusion of value. No loans fell into this category.

–	12 loans had a Second Appraisal

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FSMT 2018-1 Due Diligence Narrative Report Page | 5 January 10, 2018

REGULATORY COMPLIANCE REVIEW
Clayton’s Regulatory Compliance scope of review conducted on this transaction included the elements summarized below. (For more detail, please refer to Appendix C and to the guidelines cited above.)

Clayton utilized its proprietary eCLAS engine for regulatory compliance testing.

The scope of the compliance review performed is summarized below:

▪	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;

▪	Assessed compliance with state specific consumer protection laws by testing late charge and prepayment penalty provisions;

▪	Truth-in-lending/regulation Z (TILA) testing included the following:

–	Notice of Right to Cancel (Right of Rescission) adherence if applicable;

–	TIL Disclosure Timing (3/7/3) and disclosure content;

–	TIL APR and Finance charge tolerances;

–	Timeliness of ARM Disclosures (if applicable);

–	Section 32 APR and Points and Fees Thresholds and prohibited practices;

–	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;

–	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling;

–
Reviewed ATR/QM Ability to Repay (a/k/a Minimum Standards for Transactions): for applications on all loans in the pool. Clayton confirmed the loan files contain documentation to evidence the lender considered and verified the borrower’s ability to Repay. This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q.

◦
The ATR/QM Rules allow the lender to exclude up to two discount points from the 3% points and fees evaluation depending on the loan’s undiscounted interest rate in relation to the APOR index rate. The ATR/QM Rule does not set the required rate reduction per discount point.

Clayton evaluated the lender’s exclusion of discount points from the 3% points and fees calculation for all loans in this transaction using a 0.2% rate reduction threshold per discount point. However, client reserves the right to review on a case-by- case basis.

–	Prepayment Penalty restrictions.

–
TRID: on applicable loans, test compliance with the Integrated Mortgage Disclosure rules under the Real Estate Settlement Procedures Act (Regulation X) and the Truth in Lending Act (Regulation Z) defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act as promulgated by the Consumer Financial Protection Bureau.

▪	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:

–	GFE initial disclosure timing and content;

–	Confirmed the file contains the final HUD1 Settlement Statement;

–	GFE to HUD1 evaluation for 0% and 10% fee tolerances;

–	Homeownership Counseling Notice;

–	Affiliated Business Disclosure if applicable.
OF NOTE: As of October 3, 2015 (“TRID Effective Date”), Clayton commenced testing applicable loans subject to the TRID Effective date against a TRID scope of review that was based on outside counsel’s interpretations of the published regulations as of the TRID Effective Date. Clayton’s scope was commercially reasonable as it relates to a Third Party Review (“TPR”) firms role as TPR conducting an independent third-party pre-securitization due diligence review (“Initial TRID Scope”). The Initial TRID Scope was created with guidance from outside counsel.

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On June 15th, 2016, SFIG published its RMBS 3.0 TRID Compliance Review Scope © documentation, developed under the leadership of members from Third Party Review (“TPR”) firms across the industry and SFIG’s RMBS 3.0 Due Diligence, Data and Disclosure Working Group. The RMBS 3.0 TRID Compliance Review Scope was created with an aim to facilitate a uniform testing and risk identification standard as it would apply to an assignee, as a result of a consistent Truth-In-Lending Act liability interpretation according to the understanding of prevailing legal precedent and informal written guidance and webinars offered by the CFPB, as it applies to the Know Before You Owe / Truth In Lending Act (“TILA) - Real Estate Settlement Procedures Act (“RESPA”) Integrated Disclosure (“TRID”) Rule (78 FR 79730, as amended). RMBS 3.0 TRID Compliance Review Scope may be formally amended by the SFIG RMBS 3.0 Due Diligence, Data and Disclosure Working Group as clarifying regulations may be promulgated on a go forward basis, as well as any binding judicial interpretations of the underlying law.
Following the June 15th formal publication of the RMBS 3.0 TRID Compliance Review Scope ©, Clayton reviewed prior testing results dating back to the TRID Effective Date, and applied the enhanced RMBS 3.0 TRID Compliance Review Scope.
Clayton applied the enhanced RMBS 3.0 TRID Compliance Review Scope to all applicable loans in this transaction.
Sponsor has noted that in their Contracts with their Brokers and non-delegated TPOs, that Sponsor will issue the initial LE.  Sponsor has contractual recourse with their TPOs and Brokers for indemnification, in the event that Sponsor is suffers financial loss as a result of actions by TPO/Broker related to initial LE issuance issues.

DATA CAPTURE

Clayton collected data fields required to create the American Securitization Forum (“ASF”) file. The file format was provided as part of the pre-securitization reporting package. Additionally, Clayton captured rating agency required data points relating to ATR/QM determination, which is provided in the reporting package.

DATA INTEGRITY

Clayton utilized its proprietary eCLAS tool to determine tape to file accuracy of each reviewed loan, by completing the following steps:

•	Tape data received from lender/client is stored in eCLAS;

•	Loan Reviewer collects validated loan data in eCLAS;

•	Each received data point is compared to its counterpart collected data point;

•	Discrepancies found during comparison are stored

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FSMT 2018-1 Due Diligence Narrative Report Page | 7 January 10, 2018

DATA COMPARE RESULTS
Clayton provided Flagstar Bank with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received by the sellers versus the data captured by Clayton during the loan review.
Summary of data compare results:

Field Name	# of Loans	Accuracy %
Borrower 1 Self Employed Flag	18	94.58%
Combined LTV	9	97.29%
First Payment Date	1	99.70%
Loan Purpose	13	96.08%
Maturity Date	1	99.70%
Original Appraised Value	4	98.80%
Original LTV	2	99.40%
Original P&I	2	99.40%
Origination Date	2	99.40%
Property Type	7	97.89%
Qualifying DTI	35	89.46%
Sales Price	3	99.10%

CLAYTON DUE DILIGENCE RESULTS
Below are the initial and final overall loan grades for the Compliance only review.

	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	196	8	18	1	223
	B	51	120	32	1	204
	C					0
	D					0
	Total	247	128	50	2	427

Initial and Final Overall Loan Grade Results
Flow Loan Pool (332 loans)

	Overall Grade Migration
	Initial
Final		A	B	C	D	Total
	A	72	11	26	60	169
	B	1	66	35	60	162
	C				1	1
	D					0
	Total	73	77	61	121	332

The overall grade summary reflects the combination of the credit, property valuation and regulatory compliance component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

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FSMT 2018-1 Due Diligence Narrative Report Page | 8 January 10, 2018

Initial and Final Credit Component Grade Results

	Credit Grade Migration
	Initial
Final		A	B	C	D	Total
	A	243	23	16	39	321
	B		4	3	4	11
	C					0
	D					0
	Total	243	27	19	43	332

Initial and Final Property Valuation Grade Results

	Property Valuation Grade Migration
	Initial
Final		A	B	C	D	Total
	A	215	9	26	79	329
	B			1	1	2
	C				1	1
	D					0
	Total	215	9	27	81	332

Initial and Final Regulatory Compliance Grade Results

	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	137	6	12	21	176
	B	2	100	40	14	156
	C					0
	D					0
	Total	139	106	52	35	332

CLAYTON THIRD PARTY REPORTS DELIVERED

Clayton furnished the following reports on this transaction:

1.	Narrative Report

2.	Conditions Report - Full File Review

3.	Conditions Report - Compliance Only Review

4.	Loan Level Tape Compare Upload

5.	Waived Conditions Summary Report

6.	Valuations Summary Reports

7.	Attestation Forms

8.	ASF Upload

9.	Rating Agency ATR/QM Data Fields

10.	Conditions Report - Full File Drop Loans

11.	Conditions Report - Compliance Only Drop Loans

12.	Loan Level Tape Compare Upload - Full File Drop Loans

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FSMT 2018-1 Due Diligence Narrative Report Page | 9 January 10, 2018

APPENDIX A: CREDIT REVIEW SCOPE
For each mortgage loan, Clayton performed a guideline review utilizing specific guidelines furnished at the time of the review.

A.	Verified that the characteristics of the mortgage loan and borrower conformed to the Sponsor Acquisition Criteria requirements including:

◦	DTI

◦	LTV/TLTV/HLTV

◦	Credit score

◦	Income and employment

◦	Assets and reserves

◦	Property type and use eligibility; and if the property type was a condominium or cooperative, assessed project adherence

◦	Borrower eligibility, including:

•	Citizenship status

•	Non- occupant co-borrower

◦	Transaction eligibility, including:

•	Maximum loan amount

•	Loan purpose

•	Occupancy

◦	Noted any approved exceptions or waivers by the originator and/or aggregator to guidelines; verified that approved exceptions included required, documented compensating factors

B.	As part of the guideline review, Clayton performed a credit analysis during which various documents were examined, including:

◦	Uniform Residential Loan Application reviewed to determine:

•	Initial loan application was in the loan file and was signed by all borrowers

•	Final loan application was in the loan file and was complete

•	Information and debts disclosed on loan application aligned with related documentation in the loan file

◦	Employment analyzed and verified through use of various documents, including:

•	Income documentation

•	Verbal and/or written verifications of employments (VVOE, VOE)

•	CPA letter

•	Business licenses

•	Tax transcripts (IRS Form 4506-T)

•	Other documentation in loan file

◦	Income review included:

•	Required income documentation for all applicable borrowers was present and within required time period

•	Documents did not appear to have been altered or inconsistent

•	IRS Form 4506-T

•	Signed by all borrowers and processed by the originator where applicable and in accordance with Sponsor Acquisition Criteria

•	Compared IRS tax transcripts to income documentation and noted any inconsistencies

•	Income was recalculated and was documented with applicable documentation, including:

•	Tax returns

•	Financial statements

•	Paystubs

•	W-2s

•	1099

•	IRS documents

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•	Bank statements

•	Lease agreements

•	Award letters

•	Other documentation in loan file

◦	Asset review included:

•	Asset documentation required to verify down payment, closing costs, prepaid items and reserves was present and within required timeframe, including:

•	Verification of deposits (VOD)

•	Depository account statements

•	Stock or security account statements

•	Gift funds

•	Settlements statements

•	Other evidence of conveyance and transfer of funds, if a sale of assets was involved

•	Other documentation in loan file

•	Asset documents were reviewed to determine any large deposits and appropriate sourcing of funds

◦	Credit Report review included:

•	Complete copy of report was in loan file

•	Report was dated within required timeframe

•	All borrowers were included in the report

•	Checked any fraud alerts against related loan file documentation

•	Verified all disclosed mortgage debt on credit report against the loan application (under the schedule of real estate owned) for accurate debt ratio calculation

•	Compared liabilities listed on the credit report against the loan application for accurate debt ratio calculation

•	Captured and utilized appropriate credit score for guideline review

◦	Title policy review included:

•	Title interest – determined if

▪	Fee simple

▪	Leasehold estate

•	Appropriate vestee(s) were listed on title policy

•	Amount of coverage was greater than or equal to the original principal amount of the mortgage

•	Applicable title endorsements were present

•	Checked for any encumbrances, encroachments and other title exceptions affecting the lien identified through the title search; verified that each issues was addressed in the transaction

•	Reviewed the chain of title and duration of ownership by seller or borrower (whichever was applicable)

•	Captured monthly tax payments in debt ratio calculation

◦	HUD1 (Settlement Statement) review included:

•	Funds to close identified and analyzed against borrower’s assets

•	Seller contributions did not exceed maximum allowed

•	Subject property, seller and borrower aligned with other loan documentation

•	Disbursements and pay-offs included in debt ratio calculations

•	Loan purpose confirmed

◦	Hazard/Flood insurance review included:

•	Verified presence of required hazard insurance and flood insurance (if required)

•	Confirmed that any required insurance was for the:

▪	Correct borrower

▪	Correct property

▪	Correct lender

▪	Correct loan number

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FSMT 2018-1 Due Diligence Narrative Report Page | 11 January 10, 2018

▪	Life of loan, if flood insurance required

•	Confirmed that any required insurance minimum coverage amount and policy period

•	Reviewed for evidence that any required insurance policy premium was paid

•	Confirmed that the mortgagee clause listed the lender’s name and “it’s successors and assigns”

•	Confirmed that the payment amount on any required insurance was included in the debt ratio calculation

◦	Mortgage Insurance review included:

•	Determined if mortgage insurance is required

•	Captured mortgage insurance name, certificate # and percentage guarantee (when required)

C.
For each mortgage loan, Clayton examined the mortgage or deed of trust for evidence of recordation. In lieu of a copy of the mortgage or deed of trust with recording information, a copy of the mortgage or deed of trust that is stamped “true and certified copy” by the escrow/settlement agent plus recording directions on closing instruction documentation was utilized as evidence for recording.

D.
For each mortgage loan, Clayton utilized the results from an independent, third-party fraud tool along with information in the loan file to identify and address any potential misrepresentations including:

◦	Borrower identity

•	Social Security inconsistencies

•	Borrower name variations

◦	Occupancy

•	Borrower address history

•	Subject property ownership history

◦	Employment

◦	Licensing – reviewed NMLS data for:

•	Mortgage lender/originator

•	Loan officer

◦	OFAC

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FSMT 2018-1 Due Diligence Narrative Report Page | 12 January 10, 2018

APPENDIX B: ORIGINATION APPRAISAL ASSESSMENT
For each Mortgage Loan, Clayton performed the following origination appraisal analysis:

A.	Verified that the mortgage loan file contained an appraisal report and that it met the following criteria:

◦	Appraisal report used standard GSE forms, appropriate to the property type:

•
FNMA 1004/FHLMC 70 – Uniform Residential Appraisal Report. Used for 1-unit properties, units in planned unit developments (detached PUDs) and condominium projects that consist solely of detached dwelling (site condominium)

•	FNMA 1073/FHLMC 465 – Individual Condominium Report. Used to appraise a unit in a condominium project or a condominium unit in a PUD (attached PUD)

•	FNMA 1025/FHLMC 72 – Small Residential Income Property Appraisal Report. Used for all two-to-four unit residential income properties, including two-to-four unit properties in a PUD

•	FNMA 2090 – Individual Cooperative Appraisal Report. Used for individual cooperative units

•	FNMA 2000/FHLMC 1032 – One Unit Residential Appraisal Field Review

•	FNMA 2000a/FHLMC 1072 – Two to Four Unit Residential Appraisal Field Review

◦	Appraisal report was reasonably complete and included:

•	Appraisal report form, certification, statement of limiting conditions and scope of work

•	Accurate identification of the subject property

•	Accurate identification of the subject loan transaction

•	Accurate identification of the property type, in both land and improvements

•	All required attachments including:
•Subject front, rear and street photos and valued features
•Subject interior photos – kitchen, all baths, main living area, updates/upgrades, deferred maintenance
•Photos of all comparable sales and listings
•Location map
•Exterior sketch of property with dimensions
•1004MC Market Conditions Report

•	Evidence that appraisal report was made “As Is” or provided satisfactory evidence of completion for all material conditions

•	Appraisal date met supplied Sponsor Acquisition Criteria

•	If applicable to Sponsor Acquisition Criteria requirements, a second full appraisal was furnished and met Sponsor Acquisition Criteria

B.	Performed a general credibility assessment of the results of the appraisal per Title XI of FIRREA and USPAP based on the following criteria:

◦	Title XI of FIRREA:

•
If the appraisal was completed by a trainee or licensed appraiser unqualified to independently sign the report, an appropriately licensed appraiser co-signed as a supervisory appraiser and inspected the property

•	Determined that either the appraiser or supervisory appraiser was appropriately licensed by verifying the appraiser’s license included in the appraisal.

•	Reviewed for the presence of any “red flags” related to the mortgaged property that may have posed a risk to the property or occupants

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FSMT 2018-1 Due Diligence Narrative Report Page | 13 January 10, 2018

◦	USPAP

•
Confirmed that the appraiser developed and communicated their analysis, opinion, and conclusion to intended users of their services in a manner that is meaningful and not misleading and that the appraisal is signed.

C.	Reviewed and graded the appraisal valuation to the following criteria:

◦	Appraised value was reasonably supported. Utilized the following review in making value supported determination:

•	Comps used were located reasonably close to the subject property and if not the reason was satisfactorily explained

•	Comps used were reasonably recent in transaction date and if not the reason was furnished

•	Comps used were reasonably similar to the subject property and if not an explanation was supplied

•	Appraised value of the subject was bracketed by the sales prices of the comps and if not the reason was furnished

•	Adjustments were reviewed and appeared reasonable utilizing the 15% net/25% gross guideline.

◦
    Property was complete. However, if the property was not 100% complete, then any unfinished portion had no material impact to the value, safety, soundness, structural integrity, habitability or marketability of the subject property

◦	Appraisal was reviewed for any indication of property or marketability issues. Utilized the following key points in making determination:

•	Appraisal was made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions

•	Property usage was reviewed for zoning compliance

•	Property utilization was reviewed to determine it was “highest and best use”

•	Neighborhood values were reviewed to determine if declining

•	Market conditions were reviewed to determine indication of possible marketability issues:

•	Location

•	% built up

•	Growth rate

•	Demand/supply

•	Marketing time

•	Predominant occupancy

•	Physical condition of the property was reviewed to determine that the property condition was average or better

•	Style of property was reviewed to determine if unique property

•	Any health and safety issues were noted and/or remediated

•	Locational and/or environmental concerns adequately addressed if present

D.	Property Eligibility Criteria – Clayton reviewed the property to determine that the property met the client supplied eligibility requirements. Examples of ineligible property types may include:

◦	3 to 4 unit owner occupied properties

◦	2 to 4 unit second homes

◦	Unwarrantable or limited review condominiums

◦	Manufactured or mobile homes

◦	Condotel units

◦	Unique properties

◦	Working farms, ranches or orchards

◦	Mixed-use properties

◦	Properties subject to existing oil or gas leases

◦	Properties located in Hawaii Lava Zones 1 and 2

◦	Properties exceeding Sponsor Acquisition Criteria requirements for excess acreage

E.
Properties Affected by Disasters Criteria – Clayton reviewed the appraisal date against any FEMA Declared Disaster Areas that were designated for Individual and/or Public Assistance due to a federal government disaster declaration.

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FSMT 2018-1 Due Diligence Narrative Report Page | 14 January 10, 2018

◦
If the appraisal date is before the FEMA Effective Date for any of the disasters listed, Clayton will specify whether or not there has been a property inspection since the date listed, the latest inspection date, whether or not new damage has been indicated, and the amount of said damage.

F.	Disclaimer

◦
The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

◦	Clayton makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Clayton may have reviewed valuation information for reasonableness

◦	Clayton is not an ‘AMC’ (appraisal management company) and therefore Clayton does not opine on the actual value of the underlying property

◦
Clayton is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Clayton will not have any communication with or responsibility to any individual consumer concerning property valuation.

◦	Clayton does not check to see if the appraiser is on the Freddie Mac exclusionary list

G.	Desk Review definitions

◦
Clear Capital “CDA” means a written retrospective analysis of an appraisal of residential real property relating to completeness, reasonableness, and relevance. The relevant appraisal shall be provided to Clear Capital by Customer. The CDA will offer an alternative value, if deemed appropriate, based on the analysis of the competitive market as of the effective date of the appraisal provided.  The CDA will also provide an analysis of the appraisal provided, including supporting narrative and data to fully support the CDA value and outline deficiencies within the appraisal. The CDA will also contain a Risk Score and Risk Indicators based upon the findings of the analysis for the appraisal provided to Clear Capital by Customer.

◦
ProTeck’s Appraisal Risk Review (ARR) is an enhanced desk review of the original appraisal in the file completed by a licensed appraiser. The ARR validates subject and comparable data and characteristics, confirms the original appraiser’s methodologies, credentials, and commentary to insure compliance with regulatory requirements and industry accepted best practices, and flags all risk factors while also providing a final value reconciliation used to grade the loan.

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APPENDIX C: REGULATORY COMPLIANCE REVIEW SCOPE

This appendix provides an overview of Clayton’s proprietary compliance system for 1‑4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws. The Disclaimer section explains limitations that you should be aware of. Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request. The compliance engine is fully integrated into Clayton’s proprietary due diligence platform, eCLAS.

Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:

o	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010

o	Initial Good Faith Estimate, (GFE): timing and content of the initial disclosure

o	Final GFE: Verification that increases to fees from the initial GFE were disclosed within 3 days of valid changed circumstance documentation within the loan file

o	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note

o
Final GFE to HUD1 tolerance fee evaluation: confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.

o	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower

o	Homeownership Counseling Notice: for loan applications on or after 1/10/2014, confirm the notice was provided to the borrower within 3 days of application

B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:

o
TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances. Payment schedule accuracy, including under the Mortgage Disclosure Improvement Act for loans applications on or after January 30, 2010. Additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.

o
Mortgage Disclosure Improvement Act, (3/7/3 rule): Confirm the timing of the initial TIL disclosure within 3 days of application, 7 days prior to consummation, and corrected TIL disclosures provided at least 3 days prior to consummation for applications received on or after July 30, 2009 (Section 19)

o	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file
Truth in Lending Act and Regulation Z – (continued)

o	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)

o	High Cost mortgage thresholds for points and fees (Section 32)

o	High Cost Prohibited Acts and Practices upon request (Section 33)

o	Higher Priced Mortgage Loan thresholds for APR in relation to the APOR. Including Escrow and appraisal requirements (Section 35)

o
Prohibited Acts or Practices including testing the Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling (Section 36)

o
ATR/QM Ability to Repay, aka Minimum Standards for Transactions: for applications on all loans in the pool, confirm the loan file contains documentation to evidence the lender considered and verified the borrower has the ability to repay in accordance with the ATR requirements This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q.

o
TRID: on applicable loans, test compliance with the Integrated Mortgage Disclosure rules under the Real Estate Settlement Procedures Act (Regulation X) and the Truth in Lending Act (Regulation Z) defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act as promulgated by the Consumer Financial Protection Bureau.

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OF NOTE: As of October 3, 2015 (“TRID Effective Date”), Clayton commenced testing applicable loans subject to the TRID Effective date against a TRID scope of review that was based on outside counsel’s interpretations of the published regulations as of the TRID Effective Date. Clayton’s scope was commercially reasonable as it relates to a Third Party Review (“TPR”) firms role as TPR conducting an independent third-party pre-securitization due diligence review (“Initial TRID Scope”). The Initial TRID Scope was created with guidance from outside counsel.
On, June 15th, SFIG published its RMBS 3.0 TRID Compliance Review Scope © documentation, developed under the leadership of members from Third Party Review (“TPR”) firms across the industry and SFIG’s RMBS 3.0 Due Diligence, Data and Disclosure Working Group. The RMBS 3.0 TRID Compliance Review Scope was created with an aim to facilitate a uniform testing and risk identification standard as it would apply to an assignee, as a result of a consistent Truth-In-Lending Act liability interpretation according to the understanding of prevailing legal precedent and informal written guidance and webinars offered by the CFPB, as it applies to the Know Before You Owe / Truth In Lending Act (“TILA) – Real Estate Settlement Procedures Act (“RESPA”) Integrated Disclosure (“TRID”) Rule (78 FR 79730, as amended). RMBS 3.0 TRID Compliance Review Scope may be formally amended by the SFIG RMBS 3.0 Due Diligence, Data and Disclosure Working Group as clarifying regulations may be promulgated on a go forward basis, as well as any binding judicial interpretations of the underlying law.

C.	FACTA - the Credit Score, Key Factors, and Notice to Home Loan Applicant disclosures

D.	HMDA – Whether the loans is Rate Spread threshold reportable.

STATE, COUNTY and MUNICIPAL LAW

A.	Higher-Priced
Clayton test whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:

Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

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B.	State/Local High Cost
Clayton test whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin
Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

C.	Anti-Predatory
Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws. Clayton tests for compliance with such laws in the following states:

•	Minnesota (Mortgage Originator and Service Licensing Act)

•	Puerto Rico (Office Regulation 5722)

•	Texas (Texas Finance Code)

•	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest
Clayton uses a module that reports to the client the factors that the client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit. This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island

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E.	Consumer Protection
Several states have laws that neither create a separate class of high cost or higher-priced mortgagee loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or the lien. Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)
See attached Exhibit A - Consumer Protection Laws for additional details on the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope:

F.	Texas Equity
In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans. In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

GSE Testing
Clayton can review loans to determine whether they comply with Fannie Mae’s and Freddie Mac’s Points and Fees threshold tests. These fee limitations of 5% for all loans with application dates prior to 1/10/2014 were reduced to 3% on Primary and Second Homes for applications on or after 1/10/2014. If requested, loans can be reviewed to determine whether the loan is a residential mortgage transaction ineligible for delivery due to its APR or fees exceeding the HOEPA thresholds. Clayton offers Lender Letter and non-traditional mortgage testing for Fannie Mae. (Note: Fannie Mae requires a non-disclosure agreement between the client and Fannie Mae for Clayton to report these results.)

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Disclaimer
Please be advised that Clayton has not determined whether the Loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk. Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements. Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties. Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

© 2017 Clayton Services LLC. All rights reserved.
This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC.

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